Exhibit 99.1

Parabellum Announces Termination of Business Combination with EnOcean GmbH and Liquidation and Redemption of Public Shares

Dallas, Texas – May 1, 2023 – Parabellum Acquisition Corp. (OTC:PRBM, PRBM.U and PRBM.WS), a publicly traded special purpose acquisition company, announced today that the Business Combination Agreement, dated November 13, 2022, and previously entered into with EnOcean GmbH, EnOcean Holdings B.V., and Artemis Merger Sub, has been terminated and that it is ceasing the business combination efforts.

On April 28, 2023, EnOcean GmbH delivered a Termination Letter to Parabellum announcing that EnOcean was exercising its right to terminate the Business Combination. Accordingly, the Business Combination Agreement is no longer in effect.

Because Parabellum doesn’t believe that it will be able to consummate a business combination within the remaining time available to it under its amended and restated certificate of incorporation, as amended, and without any further extension, Parabellum will now commence the process of dissolving and liquidating its assets. Additionally, Parabellum’s sponsor has indicated that it does not intend to deposit the current and future necessary monthly funds to the trust account to extend month-by-month the time to consummate a business combination pursuant to the previously obtained extension of time to consummate such a business combination. In accordance with Parabellum’s amended and restated certificate of incorporation, as amended, Parabellum will redeem all of the outstanding shares of its common stock that were included in the units issued to the public in its initial public offering. Parabellum’s warrants will expire worthless.

For more information, please refer to the current report on Form 8-K filed by Parabellum Acquisition Corp. with the Securities and Exchange Commission on May 1, 2023.

About Parabellum Acquisition Corp.

Parabellum is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Parabellum’s focus is on businesses that have unique proprietary technologies and business models and are actively engaged in the Internet of Things transformation in a variety of segments such as consumer, industrial, automotive, medical and others. Visit www.parabellumac.com for more information.

Additional Information

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements about the liquidation and dissolution of Parabellum. These statements are based on information available to Parabellum as of the date hereof and Parabellum is under no duty to update any of the forward-looking statements after the date hereof. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Parabellum as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parabellum. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those set forth in the Risk Factors section of Parabellum’s registration statement for the initial public offering filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements should not be relied upon as a representation of Parabellum’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Parabellum Acquisition Corp.

info@parabellumac.com